Exhibit 10.4

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS

(454.31 Acres +/- in Village 2 of Tule Springs)

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (this "Amendment") is made and entered into as of June 17, 2024 (the "Amendment Effective Date"), by and among PACIFIC OAK SOR TULE SPRINGS OWNER TRS, LLC, a Delaware limited liability company (the "Parcel 2.09A Seller"), and Pacific Oak SOR Tule Springs Village 2 Parcels Owner, LLC, a Delaware limited liability company ("Remainder Seller", and together with the Parcel 2.09A Seller, individually or collectively as context requires, "Seller"), and KB HOME LAS VEGAS INC., a Nevada corporation ("KB Home") and TRI POINTE HOMES NEVADA, INC., a Nevada corporation ("Tri Pointe, and together with KB Home, joint, severally and collectively, "Buyer"), with respect to the transactions contemplated by this Amendment. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Purchase Agreement.

RECITALS

A. Seller, KB Home and Tri Pointe entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of March 10, 2024 (the "Purchase Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Purchase Agreement.

B. Tri Pointe has notified Seller and KB Home that Tri Pointe intends to withdraw from the transaction, terminate its interest in the Purchase Agreement, and assign all its rights to KB Home.

C. KB Home intends to continue to pursue the transaction contemplated by the Purchase Agreement as the sole "Buyer" but needs additional time for due diligence as a result of Tri Pointe's intention to withdraw.

C. Seller and KB Home desire to modify the terms of the Purchase Agreement as more particularly set forth in this Amendment.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intended to be legally bound, Seller and Buyer hereby agree as follows:

1. Recitals. The Recitals set forth above are hereby incorporated herein by reference as if the same were fully set forth herein.

2. Extension of Due Diligence. Given the timing of Tri Pointe's pending withdrawal from the transaction, Seller and KB Home have not had enough time to complete their ongoing discussions regarding the terms and conditions of a longer due diligence extension necessitated by Tri Pointe's decision. Notwithstanding anything to the contrary in the Purchase Agreement, Buyer and Seller agree that: (i) the Due Diligence Period is hereby extended to Friday, June 21, 2024 (the Due Diligence Termination Date is June 21, 2024); and (ii) Buyer's right to extend the Due Diligence Period for 30-days with the payment of a $100,000 Extension Fee

SMRH:4882-8607-8408.4 -1-

pursuant to Section 3.3 shall remain unaffected by this Amendment and may be exercised by Buyer on or before June 21, 2024 (the Due Diligence Termination Date as extended by this Amendment).

3. Miscellaneous. Except as specifically amended hereby, the Purchase Agreement shall remain and continue in full force and effect. This Amendment may be executed in as many counterparts as may be deemed necessary and convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument. To facilitate execution of this Amendment, the parties may execute and exchange by telephone facsimile or by electronic mail in a "PDF" format counterparts of the signature pages. This Amendment may be signed by either Party by electronic signature using Authentisign, DocuSign or similar technology provided that the Party using such technology must submit an original, handwritten signature to the other Party promptly upon request.

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IN WITNESS WHEREOF, the undersigned parties have executed this Amendment to be effective as of the Amendment Effective Date.

SELLER:

PACIFIC OAK SOR TULE SPRINGS OWNER TRS, LLC,
PACIFIC OAK SOR TULE SPRINGS VILLAGE 2 PARCELS OWNER, LLC,
each, a Delaware limited liability company

By: [signature]
Name: Brian Ragsdale
Title: President

(Signatures continue on following page.)

(Signature Page to First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions - Village 2)

<u>TRI POINTE</u>:

TRI POINTE HOMES NEVADA, INC.,
a Nevada corporation

By: [signature]
Name: Dan Hale
Title: Vice President

(Signatures continue on following page.)

(Signature Page to First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions - Village 2)

KB HOME: KB HOME LAS VEGAS INC., a Nevada corporation By: Name: Aon HirscLy. Title: “weivis as resi Late (End of signatures.) (Signature Page to First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions - Village 2)